SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K
                              --------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2000
                                                  ------------

                              IVC INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                     0-23624                   22-1567481
----------------------------         ------------         ----------------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)           Identification No.)

500 Halls Mill Road, Freehold, New Jersey                            07728
-----------------------------------------                         ----------
  (Address of Principal                                           (Zip Code)
    Executive Offices)

Registrant's telephone number, including area code: (732) 308-3000
                                                    --------------

--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

      IVC Industries, Inc. has reviewed the letter, dated May 24, 2000, to the members of its Board of Directors from counsel for American Claims Evaluation, Inc., attached as an exhibit to Amendment No. 2 to Schedule 13D of American Claims Evaluation filed with the Securities and Exchange Commission on May 25, 2000. IVC has in response caused its counsel to send the letter attached as an exhibit hereto.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, IVC Industries, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IVC INDUSTRIES, INC.


                                        By: /s/ E. Joseph  Edell
                                           -------------------------------------
                                             E. Joseph Edell
                                             Chairman of the Board and
                                             Chief Executive Officer

Date: May 30, 2000

                                  EXHIBIT INDEX

Exhibit      Description
-------      -----------

99.1         Letter, dated May 30, 2000, from Rosenman & Colin
             LLP to Edward Tishelman